SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2003

SPARTON CORPORATION

(Exact name of registrant as specified in its charter)

OHIO	1-1000	38-1054690

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 E. Ganson Street, Jackson, Michigan	49202

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (517) 787-8600

INTRODUCTORY NOTE

On May 6, 2003 Sparton Corporation issued a press release and filed a Form 8-K incorporating the press release announcing the financial results of the third quarter and nine months ended March 31, 2003 under Item 5 of Form 8-K. This information should have been filed under Item 12 Results of Operations and Financial Condition. Accordingly, the Form 8-K is amended and restated as follows.

ITEM 7. EXHIBITS

Exhibit 99.1 Press Release, dated May 6, 2003 issued by Sparton Corporation.

ITEM 9. REGULATION FD DISCLOSURE.

The following information required to be disclosed pursuant to Item 12 – “Results of Operations and Financial Condition” is being furnished under Item 9 – “Regulation FD Disclosure” in accordance with the Securities and Exchange Commission’s Final Rule Release No. 33-8216.

On May 6, 2003, Sparton Corporation, an Ohio Corporation (the “Company”) issued a press release announcing the financial results of the third quarter and nine months ended March 31, 2003.

The foregoing description of the press release is qualified in its entirety by reference to the press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION

/s/ David W. Hockenbrocht David W. Hockenbrocht Chief Executive Officer May 9, 2003

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release, dated May 6, 2003 issued by Sparton Corporation.